UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Health Enhancement Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

Health Enhancement Products, Inc.

To be held October 14, 2014

TO THE SHAREHOLDERS OF

Health Enhancement Products, Inc.:

Notice is hereby given that the Annual Meeting (the “Annual Meeting” or “Meeting”) of shareholders of Health Enhancement Products, Inc. (“HEPI” or the “Company”) will be held at The Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit, MI 48242, on Tuesday, October 14, 2014 at 10:00 a.m. local time for the following purposes:

1.

To elect four (4) members of the board of directors, each to serve until the Annual Meeting of shareholders in 2015 and until his respective successor is elected and qualified;

2.

To approve an amendment to our Articles changing the name of our company to Zivo Bioscience, Inc., also included in Appendix A attached hereto;

3.

To approve (on an advisory basis) the compensation of our named executive officers;

4.

To approve (on an advisory basis) whether an advisory vote on the compensation of our named executive officers should occur once every one, two or three years; and

5.

To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 22, 2014 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on August 22, 2014 will be entitled to notice of, and to vote at, the Meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 14, 2014:

The Proxy Statement, the HEPI Annual Report for the fiscal year ended December 31, 2013 and the Proxy Card are available at www.shareholdermaterial.com/HEPI. The Proxy Card also includes instructions for voting by telephone or online.

Health Enhancement Products, Inc.

2804 Orchard Lake Rd, Suite 202

Keego Harbor, MI 48320

(248) 452-9866

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 14, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to you as a holder of outstanding shares of Health Enhancement Products, Inc. common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders to be held at The Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit (Romulus), MI 48242 on October 14, 2014 at 10:00 a.m. local time. Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2013 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about _________ __, 2014.

Voting of Shares by Proxy

Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Health Enhancement Products, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Record Date

The close of business on August 22, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of August 22nd, we had outstanding 127,280,427 shares of common stock, par value $.001 per share. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors will be elected, and the frequency of our future “say-on-pay” votes will be determined, by a plurality of the votes cast by shareholders entitled to vote at the Annual Meeting. The proposal to approve, on an advisory basis, the compensation of our executive officers requires the affirmation vote of the majority of the votes cast at the meeting.

An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to elect directors, the say-on-pay vote or the vote to determine the frequency of future say-on-pay votes.

The persons named as the proxy, Philip M. Rice II and Andrew D. Dahl, were selected by the Board of Directors and are executive officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy.

All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of shareholders.

By order of the Board of Directors

Health Enhancement Products, Inc.

/s/ Philip M. Rice II

Philip M. Rice II

Chief Financial Officer

August 22, 2014

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. HEPI HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS

Q: What may I vote on?

A.

You may vote on the following proposals:

1.

ELECTION OF DIRECTORS

There are four (4) nominees for election to the Company’s Board of Directors this year (each to serve until the annual meeting of shareholders in 2015 and until their respective successors are duly elected and qualified).

Your Board unanimously recommends a vote FOR the nominees.

2.

CHANGE IN COMPANY NAME TO ZIVO BIOSCIENCE, INC.

The proposal is to amend the Company’s Articles to change the Company’s name from Health Enhancement Products, Inc. to “Zivo Bioscience, Inc.” Approval of this proposal will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

Your Board unanimously recommends that shareholders vote FOR the proposal to amend the Company’s Articles of Incorporation, as amended, to change the Company’s name to “Zivo Bioscience, Inc.”

3.

ADVISORY VOTE ON COMPENSATION

We are requesting that shareholders approve, on an advisory basis, the compensation of our named executive officers.

Your Board unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

4.

FREQUENCY OF SAY-ON-PAY VOTES

We are requesting shareholders to determine whether future votes to approve, on an advisory basis, the compensation of our named executive officers will be held every one, two or three years.

Your Board recommends a vote FOR once every three years.

Q: Who is entitled to vote?

A: Shareholders of record as of the close of business on August 22, 2014 are entitled to vote at the Annual Meeting.

Q: How do I vote?

A: You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee, FOR the approval of the compensation of our named executive officers, and FOR the approval of the compensation of our named executive officers to take place in the future every three years.

Q: How does discretionary authority apply?

A: If you sign your proxy card, but do not make any selections, you give authority to Philip M. Rice II, Chief Financial Officer, to vote in his discretion on the proposal and any other matter that may properly come before the meeting.

Q: What does it mean if I get more than one proxy card?

A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc. at (801) 272-9294.

Q: How many shares can vote?

A: As of the close of business on, June 30, 2014, there were 127,280,427 shares of common stock issued and outstanding. Every holder of common stock as of the close of business on August 22, 2014, the record date, is entitled to one vote for each share held.

Q: What is a “quorum?”

A: The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a “quorum” at the Annual Meeting. There must be a quorum for the Meeting to be held.

Q: Who can attend the Annual Meeting?

A: All shareholders that held shares of HEPI on August 22, 2014, the record date, are entitled to attend.

Q: How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Philip M. Rice II, Chief Financial Officer and Andrew D. Dahl, Chief Executive Officer, to vote on such matters at their discretion.

Q: Can a shareholder nominate someone to be a director of HEPI?

A: Our bylaws do provide a procedure for shareholders to nominate directors. Nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Subject to compliance with applicable United States Securities Laws and the Rules and Regulations of the SEC, nominations by shareholders may be made by notice in writing to the secretary of the corporation not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to shareholders, such notice of nomination by a shareholder shall be given to the secretary of the corporation not later than the close of the fifth day following the day on which notice of the meeting was mailed to shareholders.

The Board of Directors does not currently have a standing nominating committee. The Board of Directors, in selecting individuals to be nominated for election to the Board of Directors, would consider, among others, the following qualifications in nominating an individual: independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships. In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board attendance, performance and length of service.

Q: Who is soliciting proxies?

A. The enclosed proxy is being solicited by the Board of Directors of HEPI on behalf of HEPI. The cost of the solicitation shall be borne by the Company. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mail; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

Q: How much will this proxy solicitation cost?

A: The total cost is estimated to be about $20,000, consisting primarily of legal, printing, postage, and service fees related to the use of certain aspects of the notice and access model. None of these funds will be used as compensation for solicitation.

Q: How can I access the Company’s proxy materials and annual report on Form 10-K?

A: The “Investors” section of the Company’s website, http://www.health-enhancement-products.com, provides access, free of charge, to SEC reports as soon as reasonably practicable after the Company electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 will be sent to any shareholder, without charge, upon written request sent to the Company’s Philip Rice, CFO, Health Enhancement Products, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320. Alternatively, a beneficial owner may access the Company’s Annual Report on form 10-K and the proxy statement on the Company’s internet website at: www.shareholdermaterial.com/hepi.

The references to the website addresses of the Company in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites are not part of this proxy statement.

GENERAL INFORMATION

Health Enhancement Products, Inc., a Nevada corporation, is a health & wellness company engaged in the development of natural products derived from algae cultures for use as dietary supplements and food ingredients. Our principal offices are located at 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320, and our telephone number is (248) 452-9866.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Introduction

Philip M. Rice II Chief Financial Officer, Thomas K. Cox, Christopher D. Maggiore and John B. Payne, each existing Directors, have been nominated to be elected as members of the Board of Directors at the Annual Meeting. Each of the nominees, if elected, will serve as a Director until the next annual meeting of shareholders in 2015 and until his successor has been elected and qualified. All directors are elected annually and serve a one-year term until the next annual meeting. Each of the nominees has consented to serve as a director if elected; however, if any nominee is unable or declines to serve, which we do not expect to happen, proxy holders may vote the proxies in accordance with their best judgment for another qualified nominee. If any of the nominees becomes unavailable to stand for re-election at the Annual Meeting, the Board of Directors may designate a substitute and proxies not withholding votes for the original nominee will be cast for the substitute. Proxies may not be voted for a greater number of persons to the Board of Directors than the number of nominees named herein.

Nominees

Thomas K. Cox

Age: 56

Director since 2013

Mr. Cox was appointed in June 2013 to serve as a director of the Company. Mr. Cox is a Managing Director of Woodvale Partners, a law firm supporting the needs of emerging and growth stage businesses and their investors. Mr. Cox also serves as a principal with Cascade Partners LLC, an investment banking and private investment firm. Mr. Cox recently served as a Managing Director and co-founder of Seneca Partners, a private investment and investment banking firm supporting early stage and middle market companies in the health care, technology, business services and high-value manufacturing industries. He serves on the Board of Directors of Micro Machine Corporation, SynCardia Systems, Inc. and NephRx Corporation, and as a Board observer to Celleration, Inc., and MedVantx, Inc. Mr. Cox has participated as Chairman of the Board of Directors of HealthScope Benefits, Inc. and previously served on the Boards of American Endoscopy Services, Inc., American Roller Corporation, Cycle Solutions, Inc., Ischemia Technologies, Inc., NewGround Resources, and PanCel Corporation. Mr. Cox also currently serves on the Board of Special Olympics Illinois. He is a licensed attorney in the State of Illinois.

Christopher D. Maggiore

Age: 48

Director since 2013

Mr. Maggiore was appointed in August, 2013 to serve as a director of the Company. Mr. Maggiore is a successful entrepreneur and has been involved in real estate development, building and management of businesses for over 25 years. He currently owns and manages a portfolio of businesses and investments.

John B. Payne

Age: 66

Director since 2013

Mr. Payne was appointed to serve as a director of the Company in July, 2013. He is currently the CEO and founder of Pet Health Innovations, LLC, having served as CEO since January, 2012. He is also the chairman of the board at American Humane Association. He previously served as the President and CEO of Banfield Pet Hospitals (from 2005 to 2011) the nation’s largest private veterinary practice with more than 800 full-service hospitals, operating in the United States. He also served as a member (from 2006 to 2011) of the Mars Global PetCare leadership team based in Brussels, representing over $11 billion in the pet industry segment. Prior to Banfield and Mars, Mr. Payne served as President of Bayer Healthcare’s North American Animal Health Division (from 2000 to 2005), part of the $33 billion diversified international conglomerate.

Philip M. Rice II

Age: 59

Director since 2012

Mr. Rice was appointed Chief Financial Officer in November, 2011. In January, 2012 Mr. Rice was appointed to the Board of Directors. In 2001, Mr. Rice founded Legacy Results, LLC (now Legacy Results Inc.), a management consulting firm providing a wide range of consulting services, including strategic planning, business plan development, turnaround management, financial management, and mergers and acquisitions, and has served as its Managing Partner since that date. From December, 2007 through March, 2008, Mr. Rice also served as Chairman of the Board of imX Solutions, Inc., a technology company providing secure internet transactions, including private data transactions. Mr. Rice practiced as a CPA and worked for Deloitte & Touche LLP for thirteen years before founding Legacy Results.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THOMAS K. COX, CHRISTOPHER D. MAGGIORE, JOHN B. PAYNE AND PHILIP M. RICE II AS DIRECTORS OF THE COMPANY.

INFORMATION WITH RESPECT TO THE BOARD OF DIRECTORS

The following is a brief description of the structure and certain functions of our Board of Directors (the “Board of Directors” or “Board”). Each of the current directors is serving until his respective successor is duly elected and qualified, subject to earlier resignation. The Board currently consists of four directors, one of whom is an employee director, each of whom have been nominated for election as Directors at this Annual Meeting. Each director was nominated based on his knowledge of the Company, his skills, expertise and willingness to serve as a director. The Board usually meets in scheduled meetings either in person or via conference telephone call. The Board of Directors held eighteen (18) meetings during the fiscal year ended December 31, 2013. Each of the directors attended at least 75% of the scheduled meetings of the Board of Directors. Members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders in person. If attendance in person is not possible, members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders via telephone or similar communication equipment. Each of the current directors attended the annual meeting of shareholders in 2013.

Structure and Operation of the Board

We do not have standing audit, compensation or nominating committees of our Board. However, the full Board performs all of the functions of a standing audit committee, compensation committee and nominating committee. The following is a brief description of these functions of the Board:

Nomination of Directors

The Board of Directors does not currently have a standing nominating committee. The full Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Board candidates are typically identified by existing directors or members of management. The Board of Directors will consider director candidates recommended by security holders. Any such candidates will be evaluated on the same basis as other candidates being evaluated by the Board. The Nominating Committee considers the needs for the Board of Directors as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity. For information concerning the procedures to be followed by security holders in recommending candidates, please refer to the information under the caption “Other Matters - Shareholder Proposals.” Each director nominee was recommended by the Board of Directors as a whole.

Audit Committee Related Function

We do not have a standing audit committee, and thus we do not have an audit committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate audit committee. The Board of Directors reviews with management and the Company’s independent public accountants the Company’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Board deems appropriate. During fiscal year 2013, the Board met one time with respect to audit committee related matters. Because the Company’s common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange regarding audit committee related matters.

The Board currently consists of four Directors: Mr. Thomas K. Cox, Mr. Christopher D. Maggiore, Mr. John B. Payne, and Mr. Philip M. Rice II. The Board has determined that Mr. Rice qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the Securities and Exchange Commission. The audit related functions of the Board include:

•

Selecting our independent auditors;

•

Reviewing the results and scope of the audit and other services provided by our independent auditors; and

•

Reviewing and evaluating our audit and control functions.

Report of Board on Audit Related Matters

In discharging its responsibility for oversight of the audit process, the Board obtained from the Company’s independent auditors, Wolinetz, Lafazan and Company, P.C., a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Board discussed with the auditors any relationships that might impact the auditors’ objectivity and independence. The Board is satisfied as to the auditors’ independence.

The Board of Directors of the Company reported the following:

1.

The Board has reviewed and discussed the audited financial statements as of, and for, the fiscal year ended December 31, 2013, with management and the independent auditors. Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for auditing those statements;

2.

The Board has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

3.

The Board has received the written disclosures and the letter from the independent accountants required the PCAOB and has discussed with the independent accountant the independent accountant’s independence; and

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Audit Services and Fees

Wolinetz, Lafazan and Company, P.C., acting as our independent accountants, has reported on our December 31, 2013 financial statements in our 2013 Annual Report, which was filed with the SEC on Form 10-K on March 31, 2014, and has served as our independent accountant for nine years. No representative of Wolinetz, Lafazan and Company, P.C. will be present at the Annual Meeting.

It is the Board’s policy and practice to review and approve in advance all services, audit and non-audit, to be rendered by the Company’s independent auditor. The Board does not delegate this responsibility to Company management.

Fees billed by Wolinetz, Lafazan and Company, P.C. for 2013 and 2012, all which were approved by the Board in accordance with its established policies and procedures, were as follows:

	2013	2012
Audit Fees	$105,000	$91,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	10,000	-

	$115,000	$91,000

For 2013, all other fees related to special procedures for litigation support.

The Company’s independent auditor does not generally provide tax compliance, tax advice and tax planning services to the Company.

Members of the Board:

Thomas K. Cox

Christopher D. Maggiore

John B. Payne

Philip M. Rice II

Risk Oversight

The Board of Directors’ risk oversight is administered primarily though the following:

•

review and approval of an annual business plan;

•

review of a summary of risks and opportunities at meetings of the Board of Directors;

•

review of business developments, business plan implementation and financial results;

•

oversight of internal controls over financial reporting; and

•

review of employee compensation and its relationship to our business plans.

Compensation Committee Related Function

The Board of Directors does not currently have a standing compensation committee, and thus we do not have a compensation committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate compensation committee. The full Board of Directors currently has the responsibility for reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of the Company.

The Company’s executive compensation program is administered by the Board, which determines the compensation of the Chief Executive Officer and Chief Financial Officer of the Company. In reviewing the compensation of the individual executive officers (other than the Chief Executive Officer), the Board considers the recommendations of the Chief Executive Officer, published compensation surveys and current market conditions.

Compensation Committee Interlocks and Insider Participation

As disclosed above, the Board of Directors made all determinations about executive compensation for the fiscal year ended December 31, 2013. The Board is comprised of one director who is an employee of the Company and three independent directors.

Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of HEPI can send an email tokgorski@health-enhancement-products.com or write or telephone Kathleen Gorski at the Company’s corporate offices:

Kathleen Gorski

Health Enhancement Products, Inc.

2804 Orchard Lake Rd, Suite 202

Keego Harbor, MI 48320

Telephone (248) 452-9866

All such communication must state the type and amount of Company securities held by the shareholder and must clearly state that the communication is intended to be shared with the Board of Directors. Ms. Gorski will forward all such communications to the members of the Board.

Code of Ethics

HEPI has adopted a code of ethics that applies to the Principal Executive Officer and Principal Financial Officer, or those performing similar functions. A copy of the code of ethics will be sent to any shareholder, without charge, upon written request sent to the Company’s CFO, Philip M. Rice II, Health Enhancement Products, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320.

MANAGEMENT

Directors and Executive Officers

The following table sets forth the name, age and position of each of our executive officers and directors:

Name	Age	Positions	Since
Andrew D. Dahl	60	President / Chief Executive Officer	2011
Philip M. Rice II	59	Chief Financial Officer / Director	2011/12
Thomas K. Cox	56	Director	2013
Christopher D. Maggiore	48	Director	2013
John B. Payne	66	Director	2013

Andrew D. Dahl

Mr. Dahl was appointed President / Chief Executive Officer on December 16, 2011. Mr. Dahl is managing member and principal consultant at Great Northern & Reserve Partners, a management consulting firm he founded in 2005 that provides marketing and business consulting services to bio-tech, bio-medical and information technology companies. Previously, Mr. Dahl served as President of Dawber & Company, formerly one of the oldest and largest independent marketing & consulting firms in the Midwest, with an extensive Fortune 500 client roster that included GM, Ford, Northwest, AT&T, Compuware and Xerox, among others. Dahl was employed by Dawber & Company for nearly 20 years until its partners dissolved the firm in 2005. He attended the College for Creative Studies and Wayne State University. Mr. Dahl holds three US patents for interactive multimedia and is a named inventor in three recent biomedical patent applications.

Information with respect to Mr. Cox, Mr. Maggiore, Mr. Payne and Mr. Rice is contained beginning on page 3 of this proxy statement.

Each of the officers will serve as such until his respective successor is appointed and qualified, or until his earlier resignation or removal. All directors hold their positions for one year or until their successors are elected and qualified, subject to their earlier resignation or removal.

Family Relationships

There are no familial relationships between any of our officers and directors.

Audit Committee Financial Expert

We do not have an audit committee financial expert, because we do not have an audit committee.

Procedures for Shareholders to Nominate Directors

Our bylaws provide a procedure for shareholders to nominate directors. Nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Subject to compliance with applicable United States Securities Laws and the Rules and Regulations of the SEC, nominations by shareholders may be made by notice in writing to the secretary of the corporation not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to shareholders, such notice of nomination by a shareholder shall be given to the secretary of the corporation not later than the close of the fifth day following the day on which notice of the meeting was mailed to shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and Officers, as well as persons beneficially owning more than 10% of the Company’s outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of Forms 3, 4 and 5 received by us with respect to the year ended December 31, 2013 and other information known to us, we believe that none of our Reporting Persons other than __________, has failed to file required reports and/or made late filings during the most recent year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to our Chief Executive Officer, Chief Financial Officer and our former Executive Vice President (referred to herein as our “named executive officers”) during or with respect to fiscal 2012 and 2013 for services rendered to us in all capacities.

			Option	All Other
		Salary	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)	($)

Andrew D. Dahl	2013	240,000	─	─	240,000
Chief Executive Officer	2012	240,000	─	─	240,000

Philip M. Rice II	2013	184,500	307,137(2)	94,000(3)	585,637
Chief Financial Officer and Director	2012	20,000	42,883(4)	121,000(5)	183,883

John Gorman	2013	89,917(6)	14,054(7)	10,000(8)	113,971
Executive Vice President and Director	2012	87,000	4,848(7)	10,000(8)	101,848
(Resigned as EVP on December 15, 2013 and as Director on August 19, 2014)

(1)

The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). The grant date fair value of each warrant is calculated using the Black Scholes option-pricing model computed in accordance with FASB ASC Topic 718 and does not correspond to the actual amount that will be realized upon exercise by the named executive officers. Valuation assumptions used in determining the grant date fair value of 2013 awards are included in Note 3 the Company’s the Financial Statements included with its Form 10-K filed with the SEC on March 31, 2014.

(2)

(a) $10,382 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right purchase 50,000 shares of common stock (vested quarterly) at an exercise price of $.25 with a term of three years for his role as Director; (b) $250,640 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right purchase 557,000 shares of common stock at an exercise price of $.25 with a term of five years as a bonus incentive; (c)$46,115 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right purchase 150,000 shares of common stock at an exercise price of $.25 with a term of five years, in his position as Chief Financial Officer.

(3)

(a) $10,000 represents fees paid to Mr. Rice in exchange for his role as a Director of the Company; (b) $84,000 represents fees paid to Mr. Rice in exchange for past services to the Company from April 2012 to March 2013, in his position as Chief Financial Officer.

(4)

$42,883 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right purchase 200,000 shares of common stock (vested quarterly) at an exercise price of $.12 with a term of three years for his role as Director.

(5)

Represents amounts Mr. Rice received in his role as a consultant providing services as the Chief Financial Officer. In 2012, Mr. Rice was paid $121,000 as a consultant for providing services as the Chief Financial Officer. In November 2012, Mr. Rice was included in the payroll.

(6)

Mr. Gorman resigned as EVP on December 15, 2013. The salary number for 2013 includes accrued vacation commitments from prior periods paid in 2013.

(7)

This represents the fair value of an award of compensatory warrants, pursuant to which Mr. Gorman received the right purchase 50,000 shares of common stock (vested quarterly) at an exercise price of $.36 (2013) and $.12 (2012) with a term of three years for his role as Director.

(8)

Represents fees paid to Mr. Gorman in exchange for his role as a Director of the Company.

Executive Compensation Programs.

The Company’s compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company’s compensation programs consist primarily of base salary, and bonus.

Base Salary. Base salaries for executive officers are determined in the same manner as those other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in other nutraceutical companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry information.

Bonuses. We have no bonus plan; any bonuses awarded are at the discretion of the Board of Directors. The Chief Executive Officer and the Chief Financial Officer Operations may receive equity-based compensation which compensates these individuals in the form of equity bonuses. Any awards are at the discretion of the board of directors.

Incentive Compensation Plan. The Company does not currently have a stock option plan or other share-based incentive plan, nor does it presently contemplate establishing such a plan.

Employment Agreements

We currently have compensation agreements with our President / Chief Executive Officer and with our Chief Financial Officer.

Mr. Dahl’s employment agreement:

On August 10, 2012, the Company and Mr. Dahl entered into a new employment agreement (the “Dahl Employment Agreement”). Under the terms of the Dahl Employment Agreement, Mr. Dahl will continue to will be CEO from the effective date of the agreement until December 16, 2013, with automatic renewal for successive one year terms, unless either party terminates the Dahl Employment Agreement on sixty days’ notice prior to the expiration of the initial term or any renewal term of the agreement. Pursuant to the employment agreement, Mr. Dahl will receive an annual base salary of $240,000. In addition, Mr. Dahl is entitled to monthly bonus compensation equal to 2% of our revenue, but only to the extent that such bonus amount exceeds his base salary for the month in question. Finally, upon the effective date of the Dahl Employment Agreement, the Company granted Mr. Dahl certain compensatory warrants. See “Special One-Time Equity Grants to Mr. Dahl” for a description of those warrants.

The Dahl Employment Agreement provides that upon a Company Sale (as such term is defined in the Dahl Employment Agreement), all of Mr. Dahl’s outstanding warrants that were granted under the Dahl Employment Agreement would become immediately vested, and Mr. Dahl would be entitled to a sale bonus equal to 2% of the total proceeds received by the Company and/or its shareholders. In the event the Company’ terminates Mr. Dahl’s employment for Cause, he will immediately forfeit any entitlement to the monthly bonus, any warrants granted under the Dahl Employment Agreement, and the 2% sale bonus.

Mr. Rice’s employment agreement:

On April 30, 2013, The Board of Directors, approved the following compensation package for Philip M. Rice, Chief Financial Officer of the Company: as of April 1, 2013, Mr. Rice will receive a monthly salary of $17,000 and a quarterly issuance warrants to purchase 50,000 shares of common stock at the prevailing market price with a term of 5 years, provided that the preceding quarterly and annual filings were submitted in a timely and complaint manner, at which time such warrants would vest.

Special One-Time Equity Grants to Mr. Dahl

As noted above under the section entitled “Employment Agreements – Mr. Dahl’s employment agreement” in connection with the Dahl Employment Agreement, the Company granted Mr. Dahl certain compensatory warrants. Each warrant was granted with an exercise price of $.25 per share and a term of ten years and is exercisable as follows: (1) warrants to purchase 500,000 shares exercisable upon identification of bio-active agents in our product and filing of a patent with respect thereto, (2) warrants to purchase 500,000 shares exercisable upon the Company entering into a business contract under which we receive at least $500,000 in cash payments, (3) warrants to purchase 1,000,000 shares exercisable upon the Company entering into a co-development agreement with a research company to develop medicinal or pharmaceutical applications (where the partner provides at least $2 million in cash or in-kind outlays), (4) warrants to purchase 1,000,000 shares exercisable upon the Company entering into a co-development agreement for nutraceutical or dietary supplement applications (where the partner provides at least $2 million in cash or in-kind outlays), (5) warrants to purchase 1,000,000 shares exercisable upon the Company entering into a pharmaceutical development agreement; and (6) warrants to purchase 1,000,000 shares if the Company terminates Mr. Dahl without Cause on or before December 16, 2012 (Mr. Dahl remained employed by the Company through December 16, 2012 so these warrants were forfeited as of that date). All of the warrants will be immediately forfeited if Mr. Dahl is terminated by the Company for cause and will be fully vested upon a Company Sale (as such term is defined in the Dahl Employment Agreement).

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the outstanding equity awards held by our Named Executive Officers as of December 31, 2013.

	Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Andrew D. Dahl	8/14/2012			500,000(1)	0.25	8/14/2022
	8/14/2012			500,000(2)	0.25	8/14/2022
	8/14/2012			1,000,000(3)	0.25	8/14/2022
	8/14/2012			1,000,000(4)	0.25	8/14/2022
	8/14/2012			1,000,000(5)	0.25	8/14/2022
Philip M. Rice II	11/18/2013	50,000			0.25	11/18/2018
	8/10/2013	50,000			0.25	8/10/2018
	4/30/2013	557,000			0.25	4/30/2018
	4/1/2013	50,000			0.25	4/1/2018
	1/4/2013	50,000			0.12	1/4/2016
	1/4/2012	200,000			0.12	1/4/2015

(1)

Represents compensatory warrants granted pursuant to the terms of Mr. Dahl’s employment agreement, which shall become exercisable upon the Company’s identification of any bioactive agents and submission of a patent application by the Company with respect thereto. See “─Special One-Time Equity Grants to Mr. Dahl” for a description of these warrants.

(2)

Represents compensatory warrants granted pursuant to the terms of Mr. Dahl’s employment agreement, which shall become exercisable upon the Company entering into a significant agreement resulting in payments to the Company of at least $500,000. See “─Special One-Time Equity Grants to Mr. Dahl” for a description of these warrants.

(3)

Represents compensatory warrants granted pursuant to the terms of Mr. Dahl’s employment agreement, which shall become exercisable upon the Company entering into a co-development partnership with a contract research organization to develop medicinal or pharmaceutical applications. See “─Special One-Time Equity Grants to Mr. Dahl” for a description of these warrants.

(4)

Represents compensatory warrants granted pursuant to the terms of Mr. Dahl’s employment agreement, which shall become exercisable upon the Company entering into a nutraceutical or dietary supplement co-development partnership, remarketing or production arrangement exceeding $2 million. See “─Special One-Time Equity Grants to Mr. Dahl” for a description of these warrants.

(5)

Represents compensatory warrants granted pursuant to the terms of Mr. Dahl’s employment agreement, which shall become exercisable upon the Company entering into a pharmaceutical development agreement. See “Special One-Time Equity Grants to Mr. Dahl” for a description of these warrants.

Compensation of Directors

Our directors received warrants to purchase our common stock and cash in exchange for board service during 2012 and 2013. Information relating to the specific fees that Mr. Rice and Mr. Gorman received in connection with their roles as Directors included in our Summary Compensation Table. Otherwise, our directors do not receive any additional compensation for serving on our board. Mr. Maggiore, at his request, will receive no compensation for serving as a member of the Board of Directors.

The following table summarizes the compensation paid to our other Directors in 2013:

	Fees Earned	Option Awards	Total
Name	or Paid in Cash	($)(1) (2)	($)

Thomas K. Cox	10,000	15,873	25,873
John B. Payne	10,000	14,965	24,965

(1)

The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). The grant date fair value of each warrant is calculated using the Black Scholes option-pricing model computed in accordance with FASB ASC Topic 718 and do not correspond to the actual amount that will be realized upon exercise by the named Directors. Valuation assumptions used in determining the grant date fair value of 2013 awards are included in Note 3 the Company’s the Financial Statements included with its Form 10-K filed with the SEC on March 31, 2014.

(2)

Represents a warrant to purchase 50,000 shares of common stock (vested quarterly) at exercise prices ranging from $.36 to $.40 with a term of three years.

In 2014, Messrs. Rice, Cox, and Payne will receive $10,000 for each annual term served, paid quarterly, and will also receive a warrant to purchase 50,000 shares of common stock (vested quarterly) at an exercise price at current market with a term of three years. In 2014, Mr. Gorman received $6,300 for his partial year of service. As noted above, Mr. Gorman resigned as a director on August 19, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding each person who is known to us to beneficially own more than 5% of our issued and outstanding shares of common stock, and the number of shares of our common stock beneficially owned by each of our directors and named executive officers, and all officers and directors as a group. All percentages are based on 127,280,427 shares issued and outstanding as of August 22, 2014, and where applicable, beneficial ownership includes shares which the beneficial owner has the right to acquire within sixty days.

Security Ownership of Certain Beneficial Owners:

Name and Address	Number of Shares Beneficially Owned (1)	% of Class

HEP Investments		%
2804 Orchard Lake Rd.
Suite 205
Keego Harbor, MI 48320

Christopher D. Maggiore (2)	31,113,475	22.60%
4788 Nobles Pond Dr. NW
Canton, OH 44718

Howard Shapiro	9,451,054	7.40%
109 Logtown Road
Port Jervis, NY 12771

(1)

“Beneficially” owned shares, as defined by the Securities and Exchange Commission, are those shares as to which a person has voting or investment power, or both, and which the beneficial owner has the right to acquire within sixty days. “Beneficial” ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

(2)

Mr. Maggiore is the controlling trustee of the Robert S. Mclain Estate and has sole voting power over 7,936,622 beneficial shares held in the estate.

Security Ownership of Management:

Name and Address	Number of Shares Beneficially Owned (1)	% of Class

Mr. Christopher D. Maggiore	31,113,475 (2)(3)	22.6%
Mr. Andrew D. Dahl	532,000	*

Mr. Philip Rice	1,107,000 (4)	*
Mr. Thomas K. Cox	62,500 (5)	*
Mr. John B. Payne	62,500 (6)	*
Directors and Officers as a Group	32,877,475 (7)	23.9%

* Less than 1%

(1)

“Beneficially” owned shares, as defined by the Securities and Exchange Commission, are those shares as to which a person has voting or investment power, or both, and which the beneficial owner has the right to acquire within sixty days. “Beneficial” ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

(2)

Includes warrants to purchase 2,844,885 shares of common stock.

(3)

Includes 7,936,622 beneficial shares held in the estate of the Robert S. Mclain Estate of which Mr. Maggiore is the controlling trustee, which includes warrants to purchase 350,000 shares of common stock.

(4)

Includes warrants to purchase 1,107,000 shares of common stock.

(5)

Includes warrants to purchase 62,500 shares of common stock.

(6)

Includes warrants to purchase 62,500 shares of common stock.

(7)

Includes warrants to purchase 4,958,885 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In general, it is our policy to submit all proposed related party transactions (those that may require disclosure under Regulation S-K, Item 404) to the Board of Directors for approval. The Board of Directors only approves those transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party. If a Director has any interest in a related party transaction presented to the Board of Directors for approval, such Director will abstain from the vote to approve or not approve the transaction. Examples of related party transactions covered by our policy are transactions in which any of the following individuals has or will have a direct or indirect material interest: any of our directors or executive officers, any person who is known to us to be the beneficial owner of more than five percent of our common stock, and any immediate family member of one of our directors or executive officers or person known to us to be the beneficial owner of more than five percent of our common stock. Transactions that involve any salaried employees generally are not covered by our approval policy. Our policy also requires that all related party transactions be disclosed in our filings with the SEC to the extent required by the SEC’s rules.

PROPOSAL NO. 2 — TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM HEALTH ENHANCEMENT PRODUCTS, INC. TO ZIVO BIOSCIENCE, INC.

On August 19, 2014, the Board of Directors unanimously adopted a resolution authorizing, and unanimously recommended that the shareholders of the Company approve, an amendment to the Company’s Articles to change the name of the Company to “Zivo Bioscience, Inc.” A copy of the proposed amendment is attached hereto as Appendix A.

If this proposal is approved by the shareholders, Article FIRST of the Company's Articles will be amended to read in its entirety as follows:

“ARTICLE FIRST

CORPORATE NAME

The name of the corporation: is Zivo Bioscience, Inc.”

Reasons for Name Change

The Board of Directors believes that the name “Health Enhancement Products” is somewhat generic, and more fitting to a company in the business of producing or distributing nutritional supplements than to a company in the business of the investigation of health benefits of bioactive compounds derived from proprietary algal cultures. The Board of Directors believes that value may better be created in a brand and name such as Zivo Bioscience than the Company’s current name.

Effect of Name Change

If approved by the shareholders at the Annual Meeting, the change of the Company's name will become effective upon the filing of a Certificate of Amendment to the Articles with the Secretary of State of the State of Nevada. The change of the Company’s name will not affect in any way the validity or transferability of the Company’s outstanding securities, or the certificates therefor, or the Company’s capitalization or corporate structure.

SHAREHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR CERTIFICATES REPRESENTING COMMON STOCK OR COMMON STOCK PURCHASE WARRANTS FOR NEW CERTIFICATES BEARING THE NEW CORPORATE NAME.

Although the Board of Directors intends to file the Certificate of Amendment as soon as practicable following the date of the Annual Meeting, if, in the judgment of the Board of Directors, any circumstances exist that would make consummation of the name change inadvisable, then, in accordance with Nevada law and notwithstanding approval of the proposed amendment by the shareholders, the Board of Directors may abandon the name change either before or after approval and authorization of the proposed amendment by the shareholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

The Board of Directors recommends a vote FOR the adoption and approval of the amendment to the Articles to change the name of the company from Health Enhancement Products, Inc. to Zivo Bioscience, Inc.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the amendment to the Company's Articles to change the name of the Company to Zivo Bioscience, Inc.

PROPOSAL NO. 3 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules (commonly known as a “say-on-pay” proposal). We recognize the interest our shareholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act.

Our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success, and ensure alignment of such persons with shareholders. Under this program, our named executive officers are rewarded for their service to the Company and the realization of increased shareholder value. We believe our executive officer compensation programs also are structured appropriately to support our Company and business objectives and to conserve our scarce cash resources.

Please read the “Named Executive Officer Compensation Tables”, beginning on page 11, for additional details about our named executive officer compensation program.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. We value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Board will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Vote Required

The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL NO. 4 — ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act also enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 included in this proxy statement. By voting on this Proposal 3, shareholders may indicate whether they would prefer an advisory vote be held on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal, our Board has determined that an advisory vote on named executive officer compensation that occurs every three years is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on named executive officer compensation. Our Board believes that compensation is best analyzed in a longer term context.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting.

This vote is advisory and not binding on the Board or the Company in any way, and therefore the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on named executive officer compensation more or less frequently than the option approved by our shareholders.

The Board of Directors recommends a vote for the option of every three years as the frequency with which shareholders are provided an advisory vote on the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Vote Required

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by shareholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

OTHER MATTERS

Shareholder Proposals

Deadline for Submission of Shareholder Proposals and Recommendations for Director

Shareholder proposals for inclusion in our proxy materials for the 2015 annual meeting of shareholders must be received by us no later than February 18, 2015. These proposals must also meet the other requirements of the rules of the SEC.

Regarding proposals that shareholders otherwise desire to introduce at our annual meeting in 2014, without inclusion in our proxy statement for that meeting, written notice of such shareholder proposals for such annual meeting must be received by our Secretary and, with respect to proposals for the nomination of directors, should be received by our Board of Directors at 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320, not later than _________ __, 2014 and must not have been received earlier than _________ __, 2014 in order to be considered timely and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the shareholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for shareholder action. If a shareholder who wishes to present such a proposal fails to notify us within the specified time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing shareholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

Expenses of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or electronic mail. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some shareholders in person or by mail, telephone or telegraph following the original solicitation.

FINANCIAL MATTERS AND FORM 10-K REPORT

As noted above under “How can I access the Company’s proxy materials and annual report on Form 10-K?”, we will provide each beneficial owner of our securities with a copy of our annual report on Form 10-K including the financial statements and schedules thereto required to be filed with the Securities and Exchange Commission for our most recent fiscal year, without charge upon receipt of a written request from such person. Such request should be sent to: Philip Rice, CFO, Health Enhancement Products, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320. Alternatively, a beneficial owner may access the Company’s annual report on Form 10-K on the Company’s internet website at: www.shareholdermaterial.com/HEPI.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 14, 2014

The Proxy Statement and the HEPI Annual Report for the fiscal year ended December 31, 2013 are available at: www.shareholdermaterial.com/HEPI. The Proxy Card also includes instructions for voting by telephone or online.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE

ENVELOPE PROVIDED AS SOON AS POSSIBLE

HEALTH ENHANCEMENT PRODUCTS, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Health Enhancement Products, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated _________ __, 2014. The undersigned hereby appoints Phillip M. Rice II, Chief Financial Officer, and Andrew D. Dahl, Chief Executive Officer, and each of them, as attorneys and proxies with full power of substitution to represent the undersigned at the Annual Meeting of shareholders of the Company to be held at Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit (Romulus), MI 48242, on October 14, 2014 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided. Please mark your votes as in this example:  X .

- or -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND FOR “THREE YEARS” ON PROPOSAL 4.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PLEASE CHECK THE BOX “WITHHOLD.”

PROPOSALS

1.

To elect the following persons to the Board of Directors to serve until the next annual meeting of shareholders in 2015 and until his/her successor is elected and qualified:

	For	Withhold		For	Withhold
Thomas K. Cox	..	..	Christopher D. Maggiore	..	..
John B. Payne	..	..	Philip M. Rice II	..	..

2.

To approve an amendment to our Articles of Incorporation changing the name of our company to Zivo Bioscience, Inc., attached hereto as Appendix A.

FOR	AGAINST	ABSTAIN
. .	..	.

3.

Advisory approval of the named executive officer compensation.

FOR	AGAINST	ABSTAIN
. .	..	.

4.

Advisory recommendation on the frequency of an advisory vote on named executive officer compensation.

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
. .	. .	. .	. .

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUAL MEETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES IN PROPOSAL 1, FOR THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AND FOR THE FREQUENCY OF EVERY THREE YEARS FOR FUTURE SAY-ON-PAY VOTES.

[Continued on Reverse]

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation’s or partnership’s signature must be by a duly-authorized officer of the corporation or partner of the partnership.

Signature(s) of Shareholder(s)	Printed name(s) of Shareholder(s)	Date

(if held jointly)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO HEALTH ENHANCEMENT PRODUCTS, INC., 2804 ORCHARD LAKE RD, SUITE 202, KEEGO HARBOR, MI 48320. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.